ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments

March 31, 2023 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 6.2%

Agriculture – 0.8%
Village Farms International, Inc. (Canada)*	30,200	$25,066

Pharmaceuticals – 5.4%
Intercure Ltd. (Israel)*	13,327	27,187
Organigram Holdings, Inc. (Canada)*	41,424	26,511
SNDL, Inc. (Canada)*	75,307	120,491
Total Pharmaceuticals		174,189

Total Common Stocks
(Cost $253,488)		199,255

MONEY MARKET FUND – 107.8%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.49%(a)(b)
(Cost $3,478,220)	3,478,220	3,478,220

Total Investments – 114.0%
(Cost $3,731,708)		3,677,475
Liabilities in Excess of Other Assets – (14.0%)		(450,412)
Net Assets – 100.0%		$3,227,063

SOFR - Secured Overnight Financing Rate

*	Non-income producing security.

(a)	Amount includes $2,538,377 of segregated collateral for swaps.
(b)	Rate shown reflects the 7-day yield as of March 31, 2023.

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$199,255	$-	$-	$199,255
Money Market Fund	3,478,220	-	-	3,478,220
Total	$3,677,475	$-	$-	$3,677,475

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$-	$(13,796)	$-	$(13,796)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Agriculture	0.8%
Pharmaceuticals	5.4
Money Market Fund	107.8
Total Investments	114.0
Liabilities in Excess of Other Assets	(14.0)
Net Assets	100.0%

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

Total Return Swap contracts outstanding as of March 31, 2023:
Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Ascend Well	SOFR + 1.00%	Monthly	11/20/2023	$533,940	$531,063	$(2,877)
Columbia Care	SOFR + 1.00%	Monthly	11/20/2023	23,096	22,971	(125)
Cresco Labs	SOFR + 1.00%	Monthly	11/20/2023	133,178	132,544	(634)
Curaleaf Holdings SUB VOT	SOFR + 1.00%	Monthly	11/20/2023	530,948	528,080	(2,868)
Green Thumb Industries SUB VOT	SOFR + 1.00%	Monthly	11/20/2023	1,052,575	1,047,764	(4,811)
Terrascend	SOFR + 1.00%	Monthly	11/20/2023	72,472	72,179	(293)
Trulieve Cannabis	SOFR + 1.00%	Monthly	11/20/2023	276,902	275,559	(1,343)
Verano Holdings	SOFR + 1.00%	Monthly	11/20/2023	198,196	197,351	(845)
Net Unrealized Depreciation						$(13,796)

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate.